UACSC 99-C

                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 9/30/99


NOTE BALANCE RECONCILIATION                                                           DOLLARS
                                                    CLASS A-1         CLASS A-2       CLASS A-3        CLASS A-4        CLASS B
                                                   -------------    -------------   -------------    -------------   -------------
Original Note Balances                             72,500,000.00    94,500,000.00   88,000,000.00    95,200,000.00   14,591,551.00
Beginning Period Note Balances                     59,697,582.21    94,500,000.00   88,000,000.00    95,200,000.00   14,591,551.00
Principal Collections - Scheduled Payments          3,875,413.46                -               -                -               -
Principal Collections - Payoffs                     4,813,881.35                -               -                -               -
Principal Withdrawal from Payahead                        947.76                -               -                -               -
Gross Principal Charge Offs                            58,760.56                -               -                -               -
Repurchases                                                    -                -               -                -               -
Accelerated Principal                               1,790,492.45                -               -                -               -
Principal shortfall, up to Accelerated Principal               -                -               -                -               -
Total Principal to be Distributed                  10,539,495.58                -               -                -               -
                                                   -------------    -------------   -------------    -------------   -------------
Ending Note Balances                               49,158,086.63    94,500,000.00   88,000,000.00    95,200,000.00   14,591,551.00
                                                   =============    =============   =============    =============   =============

Note Factor                                            0.6780426        1.0000000       1.0000000        1.0000000       1.0000000
Interest Rate                                             5.4730%          6.1900%         6.6100%           6.820%          7.050%




NOTE BALANCE RECONCILIATION                            TOTAL         NUMBERS
                                                   --------------   ---------
Original Note Balances                             364,791,551.00      24,594
Beginning Period Note Balances                     351,989,133.21      24,013
Principal Collections - Scheduled Payments           3,875,413.46
Principal Collections - Payoffs                      4,813,881.35         409
Principal Withdrawal from Payahead                         947.76           0
Gross Principal Charge Offs                             58,760.56           3
Repurchases                                                     -           0
Accelerated Principal                                1,790,492.45
Principal shortfall, up to Accelerated Principal                -
Total Principal to be Distributed                   10,539,495.58
                                                   --------------   ---------
Ending Note Balances                               341,449,637.63      23,601
                                                   ==============   =========


Note Factor                                             0.9360130
Interest Rate                                              6.3476%

PRINCIPAL BALANCE RECONCILIATION
Original Principal Balance                                                 364,791,551.99
Beginning Period Principal Balance                                         352,946,791.66
Principal Collections - Scheduled Payments                                   3,875,413.46
Principal Collections - Payoffs                                              4,813,881.35
Principal Withdrawal from Payahead                                                 947.76
Gross Principal Charge Offs                                                     58,760.56
Repurchases                                                                             -
                                                                           --------------
Ending Principal Balance                                                   344,197,788.53
                                                                           ==============
Ending Note Balances                                                       341,449,637.63
                                                                           ==============
Tail not sold                                                                        0.99
                                                                           ==============
Cumulative Accelerate Principal                                              2,748,149.91
                                                                           ==============


CASH FLOW RECONCILIATION

Principal Wired                                                              8,690,862.02
Interest Wired                                                               3,679,579.24
Withdrawal from Payahead Account                                                 1,350.41
Repurchases (Principal and Interest)                                                    -
Charge Off Recoveries                                                              589.85
Interest Advances                                                               63,107.76
Collection Account Interest Earned                                              34,944.85
Spread Account Withdrawal                                                               -
Policy Draw for Principal or Interest                                                   -
                                                                           --------------
Total Cash Flow                                                             12,470,434.13
                                                                           ==============

TRUSTEE DISTRIBUTION  (10/8/99)

Total Cash Flow                                                             12,470,434.13
Unrecovered Advances on Defaulted Receivables                                      572.39
Servicing Fee (Due and Unpaid)                                                          -
Interest to Class A-1 Noteholders, including any overdue amounts               272,270.72
Interest to Class A-2 Noteholders, including any overdue amounts               487,462.50
Interest to Class A-3 Noteholders, including any overdue amounts               484,733.33
Interest to Class A-4 Noteholders, including any overdue amounts               541,053.33
Interest to Class B Noteholders, including any overdue amounts                  85,725.36
Principal to Class A-1 Noteholders, including any overdue amounts           10,539,495.58
Principal to Class A-2 Noteholders, including any overdue amounts                       -
Principal to Class A-3 Noteholders, including any overdue amounts                       -
Principal to Class A-4 Noteholders, including any overdue amounts                       -
Principal to Class B Noteholders, including any overdue amounts                         -
Insurance Premium                                                               38,132.16
Interest Advance Recoveries from Payments                                       18,770.78
Unreimbursed draws on the Policy for  Principal or  Interest                            -
Deposit to Payahead                                                              2,207.19
Payahead Account Interest to Servicer                                               10.79
Excess                                                                                  -
                                                                           --------------
Net Cash                                                                                -
                                                                           ==============

Servicing Fee Retained from Interest Collections                               294,122.33

SPREAD ACCOUNT  RECONCILIATION

Original Balance                                                               911,978.88
Beginning Balance                                                              911,978.88
Trustee Distribution of Excess                                                     (0.00)
Interest Earned                                                                  3,733.78
Spread Account Draws                                                                    -
Reimbursement for Prior Spread Account Draws                                            -
Distribution of Funds to Servicer                                               (3,733.78)
                                                                           --------------
Ending Balance                                                                 911,978.88
                                                                           ==============

Required Balance                                                               911,978.88



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                                            14,591,662.08
Beginning Balance                                                           12,722,025.74
Reduction Due to Spread Account                                                         -
Reduction Due to Accelerated Principal                                     (1,790,492.45)
Reduction Due to Principal Reduction                                         (473,790.41)
                                                                           --------------
Ending Balance                                                              10,457,742.88
                                                                           ==============

First Loss Protection Required Amount                                       10,457,742.88
First Loss Protection Fee %                                                         2.00%
First Loss Protection Fee                                                       17,429.57



POLICY  RECONCILIATION


Original Balance                                                           364,791,551.00
Beginning Balance                                                          353,027,509.78
Draws                                                                                   -
Reimbursement of Prior Draws                                                            -
                                                                           --------------
Ending Balance                                                             353,027,509.78
                                                                           ==============

Adjusted Ending Balance Based Upon Required Balance                        342,703,026.32
                                                                           ==============
Required Balance                                                           342,703,026.32


PAYAHEAD RECONCILIATION


Beginning Balance                                                                3,440.21
Deposit                                                                          2,207.19
Payahead Interest                                                                   10.79
Withdrawal                                                                       1,350.41
                                                                           --------------
Ending Balance                                                                   4,307.78
                                                                           ==============

CURRENT DELINQUENCY
                                              PRINCIPAL         % OF ENDING
    # PAYMENTS DELINQUENT         NUMBER       BALANCE          POOL BALANCE
    ---------------------         ------       -------          ------------
1 Payment                          289       3,646,531.99          1.07%
2 Payments                          73       1,061,304.39          0.31%
3 Payments                          0                   -          0.00%
                                   ---       ------------          ----
Total                              362       4,707,836.38          1.38%
                                   ===       ============          ====



DELINQUENCY RATE (60+)
                                                                    RECEIVABLE
                                                  END OF PERIOD     DELINQUENCY
   PERIOD                     BALANCE             POOL BALANCE         RATE
------------                ------------         --------------     -----------
Current                     1,061,304.39         341,449,637.63        0.31%
1st Previous                    3,597.54         351,989,133.21        0.00%
2nd Previous                           -                      -        0.00%




NET LOSS RATE
                                                                                                      DEFAULTED
                                                              LIQUIDATION         AVERAGE             NET LOSS
   PERIOD                                 BALANCE               PROCEEDS        POOL BALANCE        (ANNUALIZED)
-----------------------------            ---------            -----------      --------------      -------------
Current                                  58,760.56             589.85          346,719,385.42            0.20%
1st Previous                              4,271.35              11.33          358,390,342.11            0.01%
2nd Previous                                     -                  -                       -            0.00%

Gross Cumulative Charge Offs             63,031.91   Number of Repossessions                                3
Gross Liquidation Proceeds                  601.20   Number of Inventoried Autos EOM                        3
Net Cumulative Loss Percentage               0.02%   Amount of Inventoried Autos EOM                27,400.00
Net Cumulative Loss Percentage
   (adjusted for estimated
   future Liquidation Proceeds)              0.01%
Trigger                                      0.50%
Status                                         OK




DATE: 10/6/99                                /s/ Rick A. Brown
                                             ------------------------------
                                             RICK A. BROWN
                                             CHIEF FINANCIAL OFFICER